ING Life Insurance and Annuity Company and its Variable Annuity Account C

Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated February 15, 2011 to the Contract Prospectus and Contract Prospectus Summary, each dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

IN-PLAN ROTH ROLLOVERS

Tax Code section 403(b) plans may add a “qualified Roth contribution program,” under which employees can forego the current exclusion from gross income for elective deferrals, in exchange for the future exclusion of the distribution of the deferrals and any earnings thereon. That is, participants may elect to make non-excludable contributions to
“designated Roth accounts” (instead of making excludable contributions) — and to exclude from gross income (if certain conditions are met) distributions from these accounts (instead of having distributions included in gross income).

If permitted under the plan for which the contract is issued and provided the plan offers an applicable Roth 403(b)
account, vested non-Roth amounts otherwise eligible for distribution may be rolled over into a corresponding Roth account within the same plan. The Tax Code provides that, generally, an in-plan rollover to a Roth account is taxable and includable in gross income in the year the rollover occurs, just as if the amount was distributed and not rolled into a qualified account. Amounts rolled-over into an in-plan Roth account cannot subsequently be converted back into a non-
Roth account.

A partial or full withdrawal of in-plan Roth rollover amounts and earnings credited on those amounts (or of purchase payments made by salary reduction to a Roth 403(b) account and earnings credited on those purchase payments, as described in the prospectus) will be excludable from income if it is a qualified distribution. A “qualified distribution” is defined as a distribution that meets the following requirements:

a)	The distribution occurs after the five-taxable-year period measured from the earlier of:

	i)	The first taxable year you made a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code section 402A;
ii)	If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or
	iii)	The first taxable year in which you made an in-plan Roth rollover of vested non-Roth amounts otherwise eligible for distribution under the same plan; and

b)	The distribution occurs after you attain age 59½, die (with payment being made to your beneficiary), or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

In-plan Roth rollovers are not subject to the 10% additional tax on early distributions under Code Section 72(t) that would normally apply to distributions from a 403(b) plan. However, a special recapture rule applies when a plan distributes any part of the in-plan Roth rollover within a five-taxable-year period, making the distribution subject to the
10% additional tax on early distributions under Code Section 72(t) unless an exception to this tax applies or the distribution is allocable to any nontaxable portion of the in-plan Roth rollover. The five-taxable-year period begins
January 1 of the year of the in-plan Roth rollover and ends on the last day of the fifth year of the period. This special recapture rule does not apply when the participant rolls over the distribution to another designated Roth account or to a
Roth IRA but does apply to a subsequent distribution from the rolled over account or Roth IRA within the five-taxable-
year period.

The tax rules associated with Roth accounts and in-plan Roth rollovers can be complex and you should seek qualified legal and tax advice regarding your particular situation.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by)
ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

X.75962-10F		February 2011